[EXHIBIT 4.1 -- SPECIMEN COPY OF STOCK CERTIFICATE FOR COMMON STOCK, $0.001 PAR VALUE]

FRONT SIDE

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK COMMON STOCK

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/ Number / Premier Development & Investment, Inc. / Share /

/ / / /

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[bar code] CUSIP NO.

This Certifies That

SPECIMEN

is the Record Holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

PREMIER DEVELOPMENT & INVESTMENT, INC.

Transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[PREMIER DEVELOPMENT

& INVESTMENT, INC.

CORPORATE SEAL NEVADA]

SPECIMEN SPECIMEN

/S/ Victoria Carlton /S/ Cary Grider

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SECRETARY PRESIDENT

[REVERSE SIDE]

PREMIER DEVELOPMENT & INVESTMENT, INC.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act

in common (State)

COM PROP - as community property TRF MIN ACT -

Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell(s), assign(s) and transfer(s) unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney-in-fact

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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS

WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.